OMB APPROVAL

OMB Number:	3235-0570
Expires:	August 31, 2010
Estimated average burden
hours per response	18.9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number         811-4915

                DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

55 East Monroe Street, Suite 3600, Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

Nathan I. Partain	John R. Sagan
DNP Select Income Fund Inc.	Mayer Brown LLP
55 East Monroe Street, Suite 3600	71 South Wacker Drive
Chicago, Illinois 60603	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant's telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

DNP Select Income Fund Inc.
Semi-Annual Report June 30, 2008

     Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or returns of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund estimates that it has distributed more than its income and capital gains in the current year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. In early 2009, the Fund will send you a Form 1099-DIV for the calendar year 2008 that tells you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website http://www.dnpselectincome.com, and discussed in the Board of Directors section of this report.

August 1, 2008

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the second quarter of 2008. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or a 7.48% common stock dividend yield based on the June 30, 2008 closing price of $10.43 per share. That yield compares favorably with the quarter-end yields of 3.17% on the Dow Jones Utility Index and 3.25% on the S&P Utilities Index. Please refer to the portion of this letter captioned “Board of Directors Meetings” for important information about the Fund’s distributions.

     Your Fund had a total return (income plus change in market price) of -2.42% for the quarter ended June 30, 2008, below the 5.7% return of the composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index, a stock-only index, had a total return of 7.97%. Year-to-date through June 30, your Fund had a total return of 2.25%, greater than the -2.06% return of the composite and the -2.76% return of the S&P Utilities Index.

     On a longer-term basis, as of June 30, 2008, your Fund had a five-year cumulative total return of 40.2%, below that of the 89.0% return of the composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index had a total return during that period of 119.1%. It is important to note that the S&P Utilities Index includes energy merchants. Energy merchants are companies that generate, transmit, purchase and resell electricity as a commodity in the unregulated wholesale market and consequently benefit from higher commodity prices. Your Fund generally does not invest in energy merchants because of their typically lower yields and higher risk profiles. Also, the composite and index returns include no fees or expenses. The table below compares the performance of your Fund to various market benchmarks.

	Cumulative Total Return*
For the period indicated through June 30, 2008	DNP Select Income Fund Inc.		Composite Index	S&P Utilities Index	Lehman Utility Bond Index
	Market	NAV

One year	3.3%	0.8%	6.11%	6.6%	4.5%
Five years	40.2%	84.4%	89.0%	119.1%	20.0%

*	Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P Utilities Index and the Lehman Brothers Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P Utilities Index and Lehman Brothers Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

The charts below show the distribution of the Fund's holdings among industry sectors and asset types.

*	Percentages based on total investments rather than total net assets applicable to common shares and includes securities purchased with the cash collateral for securities loaned.

     Difficult Choices in Uncertain Economic Times: In 1973 Burton Malkiel — academic financial economist and author — published a popular investment book entitled, A Random Walk Down Wall Street. In the book he used the controversial and now famous image of a blindfolded chimpanzee throwing darts at the Wall Street Journal stock page. The primate was theoretically able to select a portfolio of stocks by pure chance that would perform as well as the average expert. Malkiel did not literally believe that dart throwing was a good technique for investment selection, but rather that investment returns were subject to the efficient market hypothesis.

     The basic tenet of the efficient market hypothesis is that the capital markets are perfectly efficient at incorporating into security prices information about individual investments and the markets as a whole. For that to be true, the flow of information to investors must be perfect — accurate and instantaneously available to all. If the flow of information is perfect, current security prices reflect all available information. In turn, the price of a security tomorrow is dependent on tomorrow’s news and is independent of the price today. Since news is unpredictable, so are tomorrow’s security prices. Therefore, security prices follow a random and unpredictable path.

     If one looks at a chart of security prices such as the S&P 500, there appear to be longer-term trends in direction — bull and bear markets. Are the observed trends in asset prices random and unpredictable? A once obscure economist by the name of Hyman Minsky did not believe in the efficient market hypothesis. Instead, he tied sector- or economy-wide trends to the capital markets with his “financial instability hypothesis”. This hypothesis holds that periods of economic and financial stability lead to a lowering of investor risk aversion and acceptance of increasingly higher levels of leverage (debt). Higher levels of leverage increase consumption and push asset prices ever higher. At some point the sheer burden of debt leverage or some external event leads to what has been called a “Minsky Moment” — the beginning of the process of deleveraging, economic downturn, and financial crisis.

     Minsky placed investor-borrowers into three categories. First, the best borrowers are those who can meet their interest and principal payments with their incomes. Second are borrowers who can only make their interest payments with their incomes. This class of borrower requires liquid capital markets so that they can refinance (roll over) the principal of their debt as it comes due. The third and most aggressive class of investor-borrower is those who cannot meet either the interest or principal on their debt. This category requires ever increasing asset prices and liquid markets to roll over the principal on their debt or sell the asset. Key to the hypothesis is that leveraging is facilitated by financial intermediaries who make credit ever more available by easing lending standards.

     Minsky died in 1996 so he did not live to see the crisis in credit and housing that started in 2007, but he would have felt validated by the clear parallels to his hypothesis. Earlier in the decade financial stability in the form of moderate inflation and low interest rates encouraged new security types, weakening loan standards, and ready credit availability. Demand for housing grew strong and house prices began to rise rapidly. Families stretched their budgets to enhance their housing situation and speculators (flippers) entered the market. Rising home prices supported other forms of household credit and consumption. Household savings turned negative. More and more borrowers moved into categories two and three of the Minsky model.

     Unfortunately, Minsky’s hypothesis is also being validated by the painful process of deleveraging, economic downturn, and financial crisis. Many stand-alone mortgage lenders have gone out of business, some banks have closed, and many families are losing their homes. Consumption and economic growth have slowed as individuals try to balance their budgets, a process complicated by high energy costs. Wall Street firms and commercial banks are making fewer commitments, guarding their capital after taking large write downs on their housing related obligations.

     Minsky felt that it was the role of government regulators to prevent financial crises by guarding against conditions that permitted category two and three borrowers from having potentially negative and pervasive economic effects. The time for such preventive measures has passed. The state of the markets now seems to require regulatory intervention on a grand scale. Federal Reserve Chairman Ben Bernanke is a student of historic financial crises. Under Bernanke, a broad range of actions outside the normal scope of the Fed’s monetary policy initiatives have been taken to ease the stress in the markets and on financial intermediaries.

     A variety of “facilities” have been established to provide liquidity to deposit-taking institutions and primary securities dealers. The Department of the Treasury and Congress have also taken extraordinary actions in the face of the crisis. Bear Stearns, one of the largest global investment banks and brokerage firms, was closed and rolled into the commercial and investment bank JPMorgan Chase & Co. A housing bill has been passed which, among other things, is designed both to help certain homeowners refinance their mortgages and to support the mortgage Government Sponsored Enterprises (GSEs), Fannie Mae and Freddie Mac.

     Actions taken by the Federal Reserve and Congress have been decried by some as bailouts at the expense of the American taxpayer. Taxpayers will undoubtedly pay a steep price as a result of the crisis, and it is yet to be seen whether the regulations that emerge from the current situation will be judicious ones. However, we should keep in mind that there is a risk, albeit relatively small, that deleveraging and credit contraction beget further economic contraction, which begets further asset value declines, and further contraction in credit and the economy. There is thus ample reason for the Federal government and Federal Reserve, the country’s lender of last resort, to help ameliorate the current situation.

     Application of the efficient market hypothesis would indicate that tomorrow's asset prices are not predictable. Application of the Minsky hypothesis at this stage in the cycle would indicate that tomorrow's asset prices could be lower. Unfortunately, no single hypothesis to date is consistently right at forecasting asset price direction and none, including those with apparently sound footing in macro-economic behavior, is good at predicting timing. Periods of crisis make judgments especially uncertain. From what we observe of current market price volatility, most economic and market issues are unsettled. Fortunately, the Fund’s objectives do not primarily involve market direction - most important is income generated by dividends from companies involved in the generation and distribution of electricity and gas, and in providing telecommunication services. Historically, the business positions of those companies have been more stable in times of stress than many other sectors.

     Board of Directors Meeting: At the regular August 2008 Board of Directors’ meeting the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	September 30	October 10
6.5	October 31	November 10
6.5	November 28	December 10

     At the meeting the directors received an update from the Fund’s management and legal counsel on recent developments affecting the Fund’s remarketed and auction preferred stock. Management reported to the Board that the auction and remarketing failures that began in February 2008 have continued. An auction fails when there are insufficient clearing bids to purchase all the shares that current holders wish to sell. The failures are a result of the general quality and liquidity concerns in the credit markets, not any problems with the creditworthiness of the Fund or its preferred shares.

     The Board took note of the August 7, 2008 announcement by the SEC’s Division of Enforcement that a preliminary settlement had been reached with a major broker-dealer that had marketed auction rate securities (ARS) to its customers. The terms of the settlement included an undertaking by the broker-dealer to purchase ARS at full face value from its retail customers within three months and to provide no-cost loans to those customers until the ARS are purchased. The broker-dealer also agreed to use its best efforts to liquidate preferred shares from its institutional customers by the end of 2009. On August 8, 2008, the SEC’s Division of Enforcement announced that a similar preliminary settlement had been reached with a second major broker-dealer. In the days following these announcements, several other major broker-dealers announced voluntary undertakings to purchase ARS from their customers. The Fund’s management believes that many holders of the Fund’s preferred stock are customers of these major broker-dealers, and that additional broker-dealers are likely to announce similar undertakings in the future.

     The Board views the steps that broker-dealers are taking to provide liquidity to their customers who are holders of ARS as a positive development. Because it appears that these steps may lead to a resolution of the illiquidity that the Fund’s preferred shareholders have experienced since February of this year, the Board has accepted management’s recommendation to suspend the efforts to obtain a credit facility from commercial banks that had been envisioned as a way of funding a redemption by the Fund of some or all of its preferred stock. The Board and management of the Fund will continue to monitor developments affecting the liquidity of the Fund’s preferred stock.

     About Your Fund’s Adviser: Since 1995, the Fund’s investment adviser, Duff & Phelps Investment Management Co. has been a subsidiary of Phoenix Investment Partners, Ltd. (PXP). On February 7, 2008, PXP’s parent company, The Phoenix Companies, Inc., announced its intention to spin off PXP to its shareholders in the third quarter of 2008. On July 31, 2008, PXP announced that it will be renamed Virtus Investment Partners, Inc. following the spin-off.

     About your Fund’s Distribution Policy: At the February 2008 Board of Directors meeting, the Board reaffirmed the current 6.5 cent per share monthly distribution rate and reaffirmed the monthly distribution process covered by the Fund’s Managed Distribution Plan (MDP) adopted in February 2007. The Board reviews the operation of the MDP on a quarterly basis, with the most recent review conducted in August 2008. The MDP is described in a Question and Answer format on your Fund’s web site: http://www.dnpselectincome.com.

     Longer-term interest rates remain relatively low and utility common stock dividend yields are well below their long-term average. Since 2004, the Fund has made increased use of realized gains offset by tax loss carryforwards to supplement its investment income. Until the Fund utilizes all of its tax loss carryforwards, distributions to shareholders derived from realized gains will be treated as ordinary income for tax purposes under the Internal Revenue Code (IRC). The treatment of the Fund’s realized gains as ordinary income for tax purposes has enabled the Fund to maintain its current monthly “income only” distribution rate. The Fund expects that it will exhaust the use of the tax loss carryfoward in 2008. In the absence of tax loss carryforwards, distributions from realized gains would be treated as taxable gains rather than ordinary income.

     The Investment Company Act of 1940 and related rules of the Securities and Exchange Commission (SEC) generally prohibit investment companies from distributing long-term capital gains, as defined by the IRC, more often than once in a twelve–month period. However, funds that have adopted a Managed Distribution Plan often seek exemptive relief from the SEC, permitting them to distribute long-term capital gains more than once a year. In order to potentially augment the sources from which your Fund’s monthly distribution can be paid, your Fund has applied to the SEC for such exemptive relief. The Fund’s application is one of many applications for such exemptive relief currently before the SEC. While we currently anticipate that the SEC will act on the Fund’s request for relief during 2008, there can be no assurance that our request will be granted, or granted within any specific time frame.

     If the granting of exemptive relief is denied or delayed by the SEC, and the Fund still needs to supplement its investment income from other sources after utilizing all of its tax loss carryforwards, the Fund’s monthly shareholder distributions may need to include a portion of return of capital in order to maintain the distribution rate. Even if the Fund receives exemptive relief from the SEC, a return of capital could occur if the Fund were to distribute more than its income and net realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you but does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Any return of capital would not be taxable to shareholders in the year it is paid. Rather, shareholders would be required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital.

Automatic Dividend Reinvestment Plan and Direct Deposit Service—The Fund has a dividend reinvestment plan (DRP) available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through BNY Mellon Shareowner Services. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact BNY Mellon Shareowner Services (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, http://www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Francis E. Jeffries, CFA Chairman of the Board	Nathan I. Partain, CFA Director, President, and Chief Executive Officer

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
(UNAUDITED)
June 30, 2008

COMMON STOCKS—99.0%

Shares	Description	Value (Note 1)

	■ ELECTRIC AND GAS—74.2%
1,000,000	Alliant Energy Corp.	$ 34,260,000
600,000	American Electric Power Inc.	24,138,000
1,000,000	Atmos Energy Corp.	27,570,000
3,071,300	CenterPoint Energy Inc.	49,294,365
1,400,000	Dominion Resources, Inc.	66,486,000
3,530,000	Duke Energy Corp.	61,351,400
1,264,000	Exelon Corp.	113,709,440
1,535,000	FPL Group Inc.	100,665,300
1,185,000	FirstEnergy Corp.	97,561,050
500,000	Great Plains Energy Inc.	12,640,000
188,673	National Grid PLC ADR (United Kingdom)	12,446,758
675,714	National Grid PLC (United Kingdom)	8,882,215
800,000	Nicor Inc.	34,072,000
1,000,000	Northeast Utilities Inc.	25,530,000
658,062	Northwest Natural Gas Co.	30,441,948
2,237,200	NSTAR	75,662,104
1,350,000	PG&E Corp.	53,581,500
2,000,000	Pepco Holdings Inc.	51,300,000
1,500,000	Pinnacle West Capital Corp.	46,155,000
1,375,000	Progress Energy Inc.	57,516,250
1,800,000	Public Service Enterprise Group Inc.	82,674,000
500,000	Red Electrica de Espana, S.A. (Spain)	32,574,496
1,000,000	Scottish & Southern Energy ADR (United Kingdom)	27,922,100
850,000	Scottish & Southern Energy PLC (United Kingdom)	23,733,519
1,000,000	Sempra Energy	56,450,000
2,000,000	Southern Co.	69,840,000
1,015,000	Spectra Energy Corp.	29,171,100
2,200,000	Teco Energy Inc.	47,278,000
1,000,000	TransCanada Corp.	38,770,000
1,500,000	Vectren Corp.	46,815,000
1,000,000	WGL Holdings Inc.	34,740,000
1,000,000	Westar Energy Inc.	21,510,000
3,499,304	Xcel Energy Inc.	70,231,031

		1,564,972,576

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2008

Shares	Description	Value (Note 1)

	■ TELECOMMUNICATION—19.6%
2,376,410	AT&T Inc.	$ 80,061,253
1,377,000	Chunghwa Telecom Co. Ltd. ADR (Taiwan)	34,934,490
3,000,000	Citizens Communications Co.	34,020,000
1,000,000	France Telecom SA (France)	29,478,540
1,612,900	Koninklijke KPN NV (Netherlands)	27,699,130
839,150	Telefonica, S.A. (Spain)	22,317,432
757,900	Telus Corp. (Canada)	32,025,206
2,284,600	Verizon Communications Inc.	80,874,840
1,121,640	Vodafone Group PLC ADR (United Kingdom)	33,043,515
3,128,360	Windstream Corp.	38,603,962

		413,058,368

	■ NON-UTILITY—5.2%
49,019	AMB Property Corp.	2,469,577
48,789	Alexandria Real Estate Equities Inc.	4,749,121
37,102	AvalonBay Communities Inc.	3,308,014
56,533	BRE Properties, Inc.	2,446,748
48,595	Boston Properties Inc.	4,384,241
6,394	CBL & Associates Properties Inc.	146,039
82,866	Corporate Office Properties Trust	2,844,790
22,244	DCT Industrial Trust Inc.	184,180
69,051	Developers Diversified Realty Corp.	2,396,760
123,336	Diamondrock Hospitality Co.	1,343,129
133,622	Digital Realty Trust Inc.	5,466,476
90,493	Douglas Emmett Inc.	1,988,131
25,925	Entertainment Properties Trust	1,281,732
94,380	Equity Residential	3,611,923
33,788	Essex Property Trust Inc.	3,598,422
152,028	Extra Space Storage Inc.	2,335,150
39,473	Federal Realty Investment Trust	2,723,637
149,806	General Growth Properties Inc.	5,247,704
134,640	Health Care Property Investors Inc.	4,282,898
85,745	Health Care REIT Inc.	3,815,653
269,915	Host Hotels & Resorts Inc.	3,684,340
4,585	Kilroy Realty Corp.	215,633
122,375	Kimco Realty Corp.	4,224,385

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2008

Shares	Description	Value (Note 1)
21,694	LaSalle Hotel Properties	$ 545,170
76,234	The Macerich Co.	4,736,419
115,594	ProLogis	6,282,534
42,715	Public Storage Inc.	3,450,945
40,718	Regency Centers Corp.	2,407,248
31,150	SL Green Realty Corp.	2,576,728
101,634	Simon Property Group Inc.	9,135,880
31,854	Sunstone Hotel Investors Inc.	528,776
69,923	Tanger Factory Outlet Centers, Inc.	2,512,333
99,812	UDR, Inc.	2,233,793
93,857	Ventas Inc.	3,995,493
66,011	Vornado Realty Trust	5,808,968

		110,962,970

	Total Common Stocks (Cost—$1,721,319,516)	2,088,993,914

PREFERRED STOCKS—10.0%

	■ UTILITY—3.4%
700,000	Entergy Corp. 7 5/8% due 2/17/09	49,490,000
220,000	Southern California Edison 6 1/8% Perpetual	21,367,500

		70,857,500

	■ NON-UTILITY—6.6%
710,432	AMB Property Corp. 7% Series O Perpetual	15,288,497
650,000	Duke Realty Corp. 6.95% Series M Perpetual	13,013,000
800,000	Federal National Mortgage Association 8 1/4% Perpetual	18,360,000
300,000	Federal National Mortgage Association 7% Perpetual	14,221,890
605,000	Kimco Realty Corp. 7 3/4% Series G Perpetual	14,380,850
900,000	Public Storage Inc. 7 1/4% Series I Perpetual	20,160,000
600,000	Realty Income Corp. 7 3/8% Series D Perpetual	14,340,000
660,000	UDR, Inc. 6 3/4% Series G Perpetual	14,407,800
200,000	Vornado Realty Trust 7% Series E Perpetual	4,200,000
234,900	Vornado Realty Trust 6 5/8% Series G Perpetual	4,639,275
350,000	Vornado Realty Trust 6 5/8% Series I Perpetual	6,793,500

		139,804,812

	Total Preferred Stocks (Cost—$216,198,842)	210,662,312

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2008

BONDS—31.7%

		Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)

	■ ELECTRIC AND GAS—12.7%
$ 10,000,000	AGL Capital Corp.
	7 1/8%, due 1/14/11	Baa1	BBB+	$ 10,464,920
22,000,000	Arizona Public Service Company
	6 7/8%, due 8/01/36	Baa2	BBB–	19,904,940
24,000,000	Dominion Resources Capital Trust I
	7.83%, due 12/01/27	Baa3	BBB	23,813,160
25,000,000	Duke Capital Corp.
	7 1/2%, due 10/01/09	Baa1	BBB	25,503,350
20,000,000	Duke Energy Corp., Series D
	7 3/8%, due 3/01/10	A3	A–	21,025,080
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	Baa1	A–	4,590,690
10,000,000	FPL Group Capital Inc.
	7 3/8%, due 6/01/09	A2	A–	10,339,950
5,000,000	FirstEnergy Corp.
	7 3/8%, due 11/15/31	Baa3	BBB–	5,452,730
24,340,000	Illinois Power Co.
	7 1/2%, due 6/15/09	Baa3	BBB–	24,762,129
21,000,000	Keyspan Corp.
	7 5/8%, due 11/15/10	Baa1	A–	22,409,856
10,000,000	Northern Border Partners LP
	8 7/8%, due 6/15/10	Baa2	BBB	10,721,610
11,350,000	NSTAR
	8%, due 2/15/10	A2	A	12,044,892
9,101,000	PSEG Power LLC
	7 3/4%, due 4/15/11	Baa1	BBB	9,703,577
9,000,000	PSEG Power LLC
	8 5/8%, due 4/15/31	Baa1	BBB	10,877,841
25,000,000	Reliant Energy Resources Corp.
	7 3/4%, due 2/15/11	Baa3	BBB	26,375,550
12,915,000	Sempra Energy
	7.95%, due 3/01/10	Baa1	BBB+	13,620,353

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2008

		Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)
$ 6,488,000	Southern Union Co.
	7.60%, due 2/01/24	Baa3	BBB–	$ 6,424,463
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	Baa3	BBB–	9,347,308

				267,382,399
	■ TELECOMMUNICATION—17.3%
8,000,000	AT&T Wireless Services Inc.
	8 1/8%, due 5/01/12	A2	A	8,769,616
11,500,000	Alltel Corp.
	7 7/8%, due 7/01/32	Caa1	B–	11,730,000
15,098,000	BellSouth Capital Funding Corp.
	7 3/4%, due 2/15/10	A2	A	15,876,664
10,000,000	BellSouth Capital Funding Corp.
	7 7/8%, due 2/15/30	A2	A	11,076,150
22,000,000	British Telecom PLC (United Kingdom)
	8 3/8%, due 12/15/10	Baa1	BBB+	23,635,546
15,000,000	Centurytel Inc.
	8 3/8%, due 10/15/10	Baa2	BBB–	15,684,045
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28	Baa2	BBB–	13,004,340
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	Baa2	BBB+	9,068,744
18,000,000	Deutsche Telekom Int’l Finance B.V. (Germany)
	8 1/2%, due 6/15/10	Baa1	BBB+	19,050,570
23,140,000	France Telecom SA (France)
	7 3/4%, due 3/01/11	A3	A–	24,520,995
17,000,000	Koninklijke KPN NV (Netherlands)
	8%, due 10/01/10	Baa2	BBB+	17,995,877
15,000,000	Koninklijke KPN NV (Netherlands)
	8 3/8%, due 10/01/30	Baa2	BBB+	17,291,055
24,104,000	Nextel Communications Corp.
	7 3/8%, due 8/01/15	Baa3	BB	20,019,288
10,000,000	Sprint Capital Corp.
	8 3/8%, due 3/15/12	Baa3	BB	9,907,730
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	Baa2	BBB+	11,318,930

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2008

		Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)
$ 5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	Baa2	BBB+	$ 5,062,910
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	Baa2	BBB+	5,909,376
32,000,000	Telecom Italia Capital (Italy)
	7.20%, due 7/18/36	Baa2	BBB	31,033,408
15,000,000	Telefonica Emisiones SAU (Spain)
	7.045%, due 6/20/36	Baa1	BBB+	15,441,300
11,500,000	Telefonica Europe BV (Spain)
	7 3/4%, due 9/15/10	Baa1	BBB+	12,126,566
5,000,000	Telefonica Europe BV (Spain)
	8 1/4%, due 9/15/30	Baa1	BBB+	5,755,420
17,000,000	Telus Corp. (Canada)
	8%, due 6/01/11	Baa1	BBB+	18,264,171
15,500,000	Verizon Global Funding Corp.
	7 3/4%, due 12/01/30	A3	A	16,697,081
20,000,000	Vodafone Group PLC (United Kingdom)
	7 3/4%, due 2/15/10	Baa1	A–	20,907,280
5,000,000	Vodafone Group PLC (United Kingdom)
	7 7/8%, due 2/15/30	Baa1	A–	5,508,125

				365,655,187
	■ NON-UTILITY—1.7%
14,790,000	CPG Partners LP
	8 1/4%, due 2/01/11	A3	A–	15,773,358
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	A2	A+	10,482,128
9,600,000	Duke Realty LP
	6.80%, due 2/12/09	Baa2	BBB	9,657,619

				35,913,105
	■ U.S. GOVERNMENT SPONSORED ENTERPRISES—4.4%
90,000,000	Federal Home Loan Banks
	7 1/8%, due 1/15/10	Aaa	AAA	92,162,700

				92,162,700

	Total Bonds (Cost—$770,445,881)			761,113,391

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2008

SHORT-TERM INSTRUMENTS—12.8%
Par Value/ Shares		Description	Value (Note 1)
#$	30,577,000	Banc of America Securities LLC Repurchase Agreement,
		2.570%, dated 6/30/08, due 7/01/08, with a repurchase price of
		$30,579,183 and collateralized by $32,105,850 market value of
		corporate bonds having an average coupon rate of 5.89% and
		an original weighted average maturity of 3/02/13	$30,577,000
#	17,000,000	Bank of Nova Scotia (Houston, Texas, USA) Certificate of Deposit
		2.411%, due 1/05/09	16,987,753
#	70,509,598	BlackRock Liquidity Funds TempFund Portfolio
		2.572%, due 7/01/08	70,509,598
#	5,000,000	Deutsche Bank Securities Inc. Repurchase Agreement,
		2.600%, dated 6/30/08, due 7/01/08, with a repurchase price of
		$5,000,361 and collateralized by $5,250,001 market value of
		corporate bonds having an average coupon rate of 6.13% and
		an original weighted average maturity of 8/15/11	5,000,000
#	112,318,088	Goldman Sachs Financial Square Funds—Government Fund
		2.286%, due 7/01/08	112,318,088
#	35,000,000	Merrill Lynch Pierce Fenner & Smith Inc. Repurchase Agreement,
		2.600%, dated 6/30/08, due 7/01/08, with a repurchase price of
		$35,002,528 and collateralized by $36,751,763 market value of
		corporate bonds having an average coupon rate of 6.35% and
		an original weighted average maturity of 12/06/35	35,000,000

		Total Short-Term Instruments (Cost—$270,373,180)	270,392,439

		TOTAL INVESTMENTS—157.9% (Cost—$2,978,337,419)	3,331,162,056

		OTHER ASSETS LESS LIABILITIES—(34.2%)	(721,525,846)

		AUCTION PREFERRED STOCK—(23.7%)	(500,000,000)

		NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$2,109,636,210

#	This security was purchased with the cash proceeds from securities loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2008

ASSETS:
Investments at value (cost $2,978,337,419) including $70,577,000 of
repurchase agreements and $264,336,094 of securities loaned	$3,331,162,056
Cash	54,927,251
Receivables:
Interest	16,428,398
Dividends	7,275,247
Securities lending income	190,403
Prepaid expenses	188,587

Total Assets	$3,410,171,942

LIABILITIES:
Due to Adviser (Note 2)	4,283,532
Due to Administrator (Note 2)	1,043,142
Dividends payable on common stock	14,963,972
Interest payable on remarketed preferred stock	1,457,998
Dividends payable on auction preferred stock	251,306
Payable for securities purchased	7,452,860
Accrued expenses	709,742
Payable upon return of securities on loan	270,373,180
Remarketed preferred stock (5,000 shares issued and outstanding; liquidation
preference $100,000 per share) (Note 5)	500,000,000

Total Liabilities	800,535,732

Auction preferred stock (20,000 shares issued and outstanding;
liquidation preference $25,000 per share) (Note 5)	500,000,000

NET ASSETS APPLICABLE TO COMMON STOCK	$2,109,636,210

CAPITAL:
Common stock ($.001 par value; 250,000,000 shares authorized and
230,214,956 shares issued and outstanding)	$230,215
Paid-in surplus	1,726,683,170
Accumulated net realized gain on investments	63,255,097
Distributions in excess of net investment income	(33,374,424)

Net unrealized appreciation (depreciation) on investments and foreign
currency translation	352,842,152

Net assets applicable to common stock (equivalent to $9.16 per
share based on 230,214,956 shares outstanding)	$2,109,636,210

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
(UNAUDITED)
For the six months ended June 30, 2008

INVESTMENT INCOME:
Interest	$22,705,008
Dividends (less withholding tax of $1,137,485)	55,449,665
Securities lending income, net	969,602

Total investment income	79,124,275

EXPENSES:
Management fees (Note 2)	8,582,471
Remarketed preferred stock interest expense (Note 5)	11,703,105
Administrative fees (Note 2)	2,089,445
Transfer agent fees	218,400
Custodian fees	344,600
Remarketing agent fees—remarketed preferred stock	631,944
Broker-dealer commissions—auction preferred stock	631,944
Shareholder reports and postage	316,800
Professional fees	171,700
Directors’ fees (Note 2)	299,300
Other expenses	257,688

Total expenses	25,247,397

Net investment income	53,876,878

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	95,632,772
Net change in unrealized appreciation (depreciation) on investments
and foreign currency translation	(285,252,016)

Net realized and unrealized loss	(189,619,244)

DISTRIBUTIONS ON AUCTION PREFERRED STOCK FROM:
Net investment income (Note 5)	(10,585,125)

Total distributions	(10,585,125)

Net decrease in net assets applicable to common stock resulting from operations	$(146,327,491)

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2008 (UNAUDITED)	For the year ended December 31, 2007
FROM OPERATIONS:
Net investment income	$53,876,878	$101,946,115
Net realized gain	95,632,772	124,481,983
Net change in unrealized appreciation (depreciation)
on investments and foreign currency translation	(285,252,016)	21,396,969
Distributions on auction preferred stock from net investment income	(10,585,125)	(27,069,153)

Net increase (decrease) in net assets applicable to
common stock resulting from operations	(146,327,491)	220,755,914

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
From and in excess of net investment income (Note 4)	(89,567,983)	(177,760,670)

Total distributions to common stockholders	(89,567,983)	(177,760,670)

FROM CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment
of 1,323,236 shares and 2,369,603 shares, respectively	13,757,989	24,584,918
Offering cost incurred in the sale of 20,000 shares of
auction preferred stock	—	(8,677)

Net increase in net assets derived from capital share transactions	13,757,989	24,576,241

Total increase (decrease)	(222,137,485)	67,571,485

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	2,331,773,695	2,264,202,210

End of period (including distributions in excess of net investment income
of $33,374,424 and $24,662,057, respectively)	$2,109,636,210	$2,331,773,695

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
(UNAUDITED)
For the six months ended June 30, 2008

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Interest received	$22,907,281
Income dividends received	55,392,416
Securities lending income, net	900,111
Expenses paid	(37,054,639)
Purchase of investment securities	(400,814,003)
Proceeds from sale/redemption of investment securities	460,897,406
Amortization of premiums and discounts on debt securities	5,422,284

Net cash provided by operating activities		107,650,856

Cash flows provided by (used in) financing activities:
Dividends paid	(89,481,973)
Proceeds from issuance of common stock under dividend
reinvestment plan	13,757,989

Net cash used in financing activities		(75,723,984)

Net increase in cash		31,926,872

Cash—beginning of period		23,000,379

Cash—end of period		$54,927,251

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$(146,327,491)
Change in investments	60,083,403
Net realized gain on investments	(95,632,772)
Net change in unrealized appreciation (depreciation) on investments	285,252,016
Amortization of premiums and discounts on debt securities	5,422,284
Decrease in interest receivable	202,273
Increase in dividends receivable	(57,249)
Increase in accrued expenses	(1,222,117)
Increase in other receivable	(69,491)

Total adjustments		253,978,347

Net cash provided by operating activities		$107,650,856

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

     The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated:

	For the six months ended June 30, 2008 (UNAUDITED)

		For the year ended December 31,
		2007	2006	2005	2004	2003
Net asset value:
Beginning of period	$10.19	$10.00	$8.51	$8.75	$7.94	$7.37

Net investment income (1)	0.24	0.48	0.47	0.41	0.54	0.75
Net realized gain (loss) and
change in unrealized
appreciation/(depreciation) on
investments	(0.83)	0.61	1.89	0.14	1.06	0.62
Dividends on auction preferred stock
from net investment income	(0.05)	(0.12)	(0.07)	—	—	—

Total from investment operations
applicable to common stock	(0.64)	0.97	2.29	0.55	1.60	1.37
Dividends on common stock
from and in excess of net
investment income	(0.39)	(0.78)	(0.78)	(0.75)	(0.79)	(0.80)
Return of capital	—	—	—	(0.04)	—	—

Total distributions	(0.39)	(0.78)	(0.78)	(0.79)	(0.79)	(0.80)
Auction preferred stock
offering costs	—	—	(0.02)	—	—	—
Net asset value:
End of period	$9.16	$10.19	$10.00	$8.51	$8.75	$7.94

Per share market value:
End of period	$10.43	$10.59	$10.82	$10.39	$11.92	$10.96
Ratio of expenses to average
net assets applicable to
common stock	2.36%*	2.26%	2.40%	2.24%	1.86%	1.89%
Ratio of net investment income
to average net assets applicable
to common stock (1)	5.03%*	4.43%	5.02%	4.51%	5.63%	9.88%
Total investment return on
market value	2.25%	5.47%	12.50%	(6.16%)	17.35%	19.82%
Portfolio turnover rate (1)	13.16%	22.34%	29.60%	27.99%	43.71%	242.69%
Net assets applicable to
common stock, end of
period (000’s omitted)	$2,109,636	$2,331,774	$2,264,202	$1,904,207	$1,935,437	$1,738,286

*	Annualized

(1)	Beginning in 2004, the Fund reduced its use of short-term trading strategies designed to capture dividend income and made increased use of realized gains to supplement its investment income. Until the Fund utilizes all of its tax loss carry forwards, distributions to shareholders derived from such realized gains will be treated as ordinary income for tax purposes. In addition, the reduced use of short-term trading strategies reduced the Fund’s portfolio turnover rate during six months ended June 30, 3008 and the years ended December 31, 2007, 2006, 2005 and 2004.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
June 30, 2008

(1) SIGNIFICANT ACCOUNTING POLICIES:

     DNP SELECT INCOME FUND INC. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

The following are the significant accounting policies of the Fund:

     (a) Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates market value.

     The Fund implemented Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy to classify fair value measurements for disclosure purposes. The three tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at June 30, 2008.

Level 1 —	$2,482,483,912
Level 2 —	848,678,144
Total —	$3,331,162,056

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2008

 The Fund has not held any Level 3 securities (valued using unobservable inputs) or other financial instruments at any time during the six month period ended June 30, 2008.

     (b) Repurchase agreements are fully collateralized by U.S. Treasury, U.S. Government Agency and other investment grade securities. All collateral is held by an independent third-party custodian bank on behalf of the Fund until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of a default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying collateral securities at market value; however realization and/or retention of the collateral may be subject to legal proceedings.

     (c) It is the Fund’s policy to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has also concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss. At December 31, 2007, the Fund had tax capital loss carryforwards of $30,440,479 which will expire in 2011. These capital loss carryforwards will be reduced by future realized gains, whether or not distributed (see Note 4). At December 31, 2007, on a tax basis, the Fund had undistributed net investment income of $0 and based on a $3,281,874,899 tax cost of investments, gross unrealized appreciation of $655,947,619 and unrealized depreciation of $40,668,062. The difference between the book basis and tax basis of distributable earnings and cost of investments are primarily a result of tax deferral of wash sale losses, the accretion of market discount and amortization of premiums and alternative tax treatment of certain securities.

     (d) Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized over the lives of the respective securities for financial reporting purposes. Discounts and premiums are not amortized for tax purposes.

     (e) Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective date of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     (f) The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2008

reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (g) In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of FAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(2) MANAGEMENT ARRANGEMENTS:

     The Fund has engaged Duff & Phelps Investment Management Co. (the “Adviser”) to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and .50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, and .10% of average weekly net assets over $1 billion. For purposes of the foregoing calculations, “average weekly net assets” is defined as the sum of (i) the aggregate net asset value of the Fund’s common stock (ii) the aggregate liquidation preference of the Fund’s preferred stock and (iii) the aggregate proceeds to the Fund of commercial paper, if any, issued by the Fund. Directors of the Fund not affiliated with the Adviser receive a fee of $30,000 per year plus $3,000 per board meeting, plus $2,000 per committee meeting attended. The chairmen of the contracts, executive and nominating committees receive an additional fee of $6,000 per year. The chairman of the audit committee receives an additional fee of $7,500 per year. The chairman of the board receives an additional fee of $50,000 per year. Total fees paid to directors for the six months ended June 30, 2008 were $274,591.

(3) INDEMNIFICATIONS:

     Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(4) DIVIDENDS:

     The Fund declares and pays dividends monthly. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Distributions from and in excess of net investment income on the Statements of Changes in Net Assets consists of

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2008

ordinary income distributions for federal income tax purposes. Ordinary income distributions for federal income tax purposes include distributions from realized gains, until the Fund utilizes all of its tax loss carryforwards.

     The tax character of all Fund distributions to common shareholders of $177,760,670 and $175,734,577 in 2007 and 2006, respectively, was ordinary income.

     Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The reclassifications primarily relate to premium amortization and capital loss carryforwards utilized for current year distributions. These reclassifications have no impact on the net asset value of the Fund. At June 30, 2008 the following reclassifications were recorded:

Paid-in Surplus	Accumulated net realized loss on investments	Distributions in excess of net investment income
$(35,691,105)	$(1,872,758)	$37,563,863

(5) PREFERRED STOCK:

     In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock (“RP”) in five series of 1,000 shares each at a public offering price of $100,000 per share. In 2006, the Fund issued 20,000 shares of Auction Preferred Stock (“APS”) in five series of 4,000 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the RP and APS were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP and APS are cumulative at a rate which was initially established for each series at the time of its initial offering. Since the initial offering of each series of RP and APS, the dividend rate on each series of RP has been reset every 49 days by a remarketing process and the dividend rate on each series of APS has been reset every seven days by an auction process. Dividend rates ranged from 3.629% to 6.30% on the RP and from 3.544% to 5.650% on the APS during the six months ended June 30, 2008.

     The RP and APS are redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share for each share of RP and $25,000 per share for each share of APS, plus accumulated and unpaid dividends in each case. The Fund is required to maintain certain asset coverage with respect to the RP and APS, and the RP and APS are subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain, therefore, the RP is classified as a liability on the statement of assets and liabilities and the related dividends as interest expense on the statement of operations. The mandatory redemption dates are as follows: Series A—November 28, 2012; Series B—November 18, 2015; Series C—November 7, 2018; Series D—December 22, 2021; and Series E—December 11, 2024.

     In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share and the holders of the APS are entitled to 1/4 vote per share. Since each share of APS represents a liquidation preference of $25,000, and each share of RP represents a liquidation preference of $100,000 per share, the allocation of 1/4 vote per share to the APS gives all holders of preferred stock equal voting power per dollar of liquidation preference. The

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2008

holders of the RP and APS, voting together as a class, are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and APS and the Common Stock.

     Since February 2008, the RP and APS market has been ineffective at matching buyers with sellers. This has impacted the Fund’s preferred stock. The RP and APS dividend rates were reset to the maximum applicable rates which ranged from 3.599% to 4.446% for the RP and from 3.544% to 4.403% for the APS between February 13, 2008 and the date of this report. A failed auction is not an event of default for the Fund, but it is a liquidity problem for the holders of its preferred stock. Recent dislocations in the auction rate securities markets have triggered numerous failed remarketings and auctions for many closed-end funds. A failed remarketing or auction occurs when there are more sellers of RP or APS than buyers. It is impossible to predict how long this imbalance will last. A successful remarketing or auction of the Fund’s preferred stock may not occur for a long period of time, if ever. Even if the RP and APS markets become more liquid, the holders of the Fund’s preferred stock may not have the amount of liquidity they desire or the ability to sell the RP and APS at par.

(6) INVESTMENT TRANSACTIONS:

     For the six months ended June 30, 2008 purchases and sales of investment securities (excluding short-term securities) were $400,814,003 and $460,897,406, respectively.

     The Fund may lend portfolio securities to a broker/dealer. Loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Fund receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Fund could incur a loss. At June 30, 2008 the Fund had loaned portfolio securities with a market value of $264,336,094 and received $270,373,180 of cash collateral. This cash was invested in securities as shown in the Schedule of Investments.

Renewal of Investment Advisory Agreement
(UNAUDITED)

     Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. The Board has a Contracts Committee, composed entirely of Independent Directors, which, assisted by the advice of independent legal counsel, conducts an annual review of the terms of the Fund’s contractual arrangements, including the Fund’s investment advisory agreement with Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). In the course of that review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

     Nature, extent, and quality of services. The Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. In evaluating the quality of the Adviser’s services, the Committee noted the various complexities involved in the operations of the Fund, such as the use of two types of leverage and the lending of portfolio securities, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Committee also considered the Fund’s investment performance as discussed below. In light of the foregoing, the Committee concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

     Investment performance of the Fund and the Adviser. The Committee reviewed the Fund’s investment performance over time and compared that performance to various peer groups and indices. The Committee concluded that since current income is the Fund’s primary objective, one of the best measures of the Adviser’s performance is the Fund’s consistent ability to pay a 6.5 cent per share monthly dividend. The Committee also considered the fact that since 1990, shares of the Fund have traded at a premium to net asset value 95.1% of the time even though shares of most closed-end funds trade at a discount to net asset value as further evidence of the Adviser’s successful management of the Fund’s investment portfolio.

     Cost of services and profits realized. The Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Committee retained Lipper Analytical Services Inc., an independent provider of investment company data, to furnish a report comparing the Fund’s advisory fee and other expenses to the similar expenses of other comparable funds. The Committee noted that many of the other funds in the comparison group were only recently established, and benefited from waivers of advisory fees by their sponsors. The Committee’s view is that gross fees provide a more useful comparison because waivers tend to be

Renewal of Investment Advisory Agreement—(Continued)
(UNAUDITED)

associated with the launch of new funds and can be expected to be of short duration. The Fund’s fees, while higher than the comparison group median when waivers were included, were lower than the median when waivers were excluded. The Committee also received comparative information from the Adviser with respect to the fees it charges to investment advisory clients other than the Fund. However, the Committee concluded that the services rendered to other institutional investor clients were not sufficiently comparable to the services rendered to the Fund for a direct comparison of advisory fees to be meaningful. The Committee also examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability was within the range that courts had found reasonable. The Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Committee concluded that the investment advisory agreement was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

     Economies of scale. The Committee considered whether the Fund has appropriately benefited from any economies of scale. The Committee noted the breakpoints whereby the advisory fee is reduced at higher asset levels and concluded that any economies of scale are being shared between Fund shareholders and the Adviser in an appropriate manner.

     Indirect benefits. The Committee considered the indirect benefits the Adviser derives from its relationship with the Fund, including brokerage and soft dollar arrangements. In this regard, the Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser had significantly reduced the Fund’s brokerage cost in recent years and that the Adviser had completely phased out the use of third-party soft dollar arrangements.

     The Contracts Committee concluded, based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, that the existing advisory fee structure is fair and reasonable, and recommended the continuation of the investment advisory agreement as being in the best interests of the Fund and its shareholders. On February 19, 2008, the Committee presented its recommendation, and the criteria on which it was based, to the full Board, whereupon the Board, including the Independent Directors, accepted the Committee’s recommendation and approved the continuation of the Fund’s investment advisory agreement for an additional one-year term ending April 30, 2009.

Information about Proxy Voting by the Fund—(UNAUDITED)

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s web site http://www.dnpselectincome.com or on the SEC’s web site http://www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at http://www.dnpselectincome.com or on the SEC’s website at http://www.sec.gov.

Information about the Fund’s Portfolio Holdings—(UNAUDITED)

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. In addition, the Fund’s Form N-Q is available, without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at http://www.dnpselectincome.com.

Annual and Special Meeting Proxy Results—(UNAUDITED)

     The Annual Meeting of Shareholders of the Fund was held on May 9, 2008. The description of each matter voted upon and the number of shares voted at the Annual Meeting was as follows:

	For	Withheld	Abstain
Election of Directors*
Directors elected by the holders
of the Fund’s common stock:
Connie K. Duckworth	201,926,885	4,141,251
Francis E. Jeffries	201,787,456	4,280,680
Eileen A. Moran	201,770,709	4,297,427
Christian H. Poindexter	202,074,440	3,993,696
Carl F. Pollard	202,045,484	4,022,652

*	Directors whose term of office continued beyond this meeting are Stewart E. Conner, Robert J. Genetski, Nancy Lampton, Nathan I. Partain and David J. Vitale.

     A Special Meeting of Shareholders of the Fund was held on June 30, 2008, at which the shareholders approved an amendment to the Fund’s fundamental investment restrictions to allow the Fund to borrow money to the full extent permitted by the Investment Company Act of 1940. The votes cast on the amendment were as follows:

	For	Withheld	Abstain
Common stock votes	103,407,220	13,621,437	4,251,555
Preferred stock votes	4,923	67	18

Board of Directors

FRANCIS E. JEFFRIES, CFA
Chairman

NANCY LAMPTON
Vice Chairman

STEWART E. CONNER

CONNIE K. DUCKWORTH

ROBERT J. GENETSKI

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

DAVID J. VITALE

DNP Select Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

55 East Monroe Street, Suite 3600
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent,
Dividend Disbursing
Agent and Custodian

BNY Mellon
Shareowner Services
480 Washington Blvd.
Jersey City, New Jersey 07310
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Effective October 1, 2008, the address of the Fund
and Investment Adviser will be:
200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(312) 368-5510

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary

JOSEPH C. CURRY, JR.
Senior Vice President and Treasurer

JOYCE B. RIEGEL
Chief Compliance Officer

DIANNA P. WENGLER
Vice President and Assistant Secretary

ITEM 2.	CODE OF ETHICS.

Not applicable to semi-annual reports.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable to semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable to semi-annual reports.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable to semi-annual reports.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to semi-annual reports.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated February 29, 2008) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN Nathan I. Partain President and Chief Executive Officer

Date	August 21, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN Nathan I. Partain President and Chief Executive Officer

Date	August 21, 2008

By (Signature and Title)*	/s/ JOSEPH C. CURRY, JR. Joseph C. Curry, Jr. Senior Vice President and Treasurer (principal financial officer)

Date	August 21, 2008

* Print the name and title of each signing officer under his or her signature.